UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2005
CIVITAS BANKGROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	000-27393	62-1297760
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

4 Corporate Centre
810 Crescent Centre Drive, Suite 320
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)
(615) 263-9500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
SIGNATURES

Item 7.01 Regulation FD Disclosure.
     Civitas BankGroup, Inc., a Tennessee corporation (the “Company”) is furnishing this Current Report on Form 8-K to disclose that in connection with its continued efforts to focus on its Middle Tennessee operations, it is exploring discussions to sell its 50% interest in the Murray Banc Holding Company, LLC, a single bank holding company owning 100% of the Murray Bank, to BancKentucky, a Kentucky savings and loan holding company, and the other 50% owner of the Murray Banc Holding Company, LLC or to otherwise dispose of its 50% interest in the Murray Banc Holding Company, LLC to another buyer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.
By:	/s/ Richard Herrington
Richard Herrington
President and Chief Executive Officer

Date: September 22, 2005

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